                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      November 12, 2002
                                                 -------------------------------
Commission File Number:                       1-5273-1
                        --------------------------------------------------------

                                Sterling Bancorp
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             (Exact name of Registrant as specified in its charter)


         New York                                              13-2565216
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(State of other jurisdiction                                 (IRS Employer
of incorporation)                                            Identification No.)


         650 Fifth Avenue, New York, New York                10019-6108
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(Address of principal executive offices)                     (Zip Code)

                                (212) 757- 3300
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              (Registrant's telephone number, including area code)


                                      N/A
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        (Former name, former address and former fiscal year, if changed since last report)














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ITEM 9
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REGULATION FD DISCLOSURE
------------------------

On November 12, 2002, the Chief Executive Officer and the Chief Financial Officer of the Company filed the certifications relating to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 required pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.





                                   SIGNATURE
                                   ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





DATE: November 13, 2002





BY:   /s/ JOHN W. TIETJEN
      -----------------------------------
      JOHN W. TIETJEN
      Executive Vice President, Treasurer
      and Chief Financial Officer